UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2009

SUNERGY INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52767
(Commission File Number)

N/A
(IRS Employer Identification No.)

8711 E. Paraiso Dr. Scottsdale, AZ  85255
(Address of principal executive offices and Zip Code)

602.740.1132
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01	Entry into a Material Definitive Agreement

On March 23, 2009, we entered into a consulting agreement with Mark Iacono.  The consulting agreement is for a term of one year and is effective as of the 1st day of March, 2009.  500,000 restricted shares shall be issued to Mark Iacono shall be issued as compensation under the consulting agreement.

Item 3.02	Unregistered Sales of Equity Securities

Effective March 23, 2009, we issued 500,000 shares to a consultant of our company under the terms of a consulting agreement.

All of the shares were issued to one (1) U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits
10.1	Consulting Agreement between our company and Mark Iacono

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNERGY INC.

/s/ Joseph B. Guerrero
Joseph B. Guerrero
President and Director

March 31, 2009